UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, NV  89123
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2018

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

May 30, 2018

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 29th Anniversary
The Reynolds Blue Chip Growth Fund (the “Fund” or “Blue Chip Fund”) celebrated its 29th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (March 31, 2018)(1)
The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through March 31, 2018 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	21.06%	9.82%	12.43%
The Standard & Poor’s 500 Index(2)	13.99%	13.31%	9.49%

For the six months ended March 31, 2018 the Reynolds Blue Chip Growth Fund appreciated +10.42% and the S&P 500 Index appreciated +5.84%. Calendar year-to-date through March 31, 2018 the Reynolds Blue Chip Growth Fund appreciated +3.87% and the S&P 500 decreased -0.76%.

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
 The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

____________

As stated in the Prospectus dated January 31, 2018 the expense ratio of the Fund is 1.98%.
____________

Web Site
Our website is www.reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued in 2018. The economic recovery has been affected by a number of factors that are continuing to alter the pace and composition of growth. The U.S. economy in 2018 has been affected by low inflation, stronger business and consumer confidence and spending, low unemployment, low interest rates and stronger worldwide economic growth. The U.S. economy is growing at a slightly lower than ideal rate. Unemployment was 4.4% in 2017, 4.9% in 2016, 5.3% in 2015, and 6.2% in 2014. Currently, unemployment is 3.9%, a 17-year low. Unemployment is estimated to average 3.9% in 2018. U.S. Gross Domestic Product (GDP) increased 2.3% in 2017, 1.5% in 2016, 2.9% in 2015, and 2.4% in 2014. GDP increased at an inflation-adjusted annual rate of 2.3% in the quarter ended March 31, 2018. GDP is forecasted to increase at an inflation-adjusted annual rate of 3.3% in the quarter ended June 30, 2018 and to increase 2.9% for the year ended December 31, 2018.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs. Inflation, as measured by the Consumer Price Index, increased 2.1% in 2017, 1.3% in 2016, 0.1% in 2015, and 1.6% in 2014. U.S. inflation increased 2.3% in the quarter ended March 31, 2018.  Inflation is estimated to increase 2.7% in the quarter ended June 30, 2018 and to increase 2.5% for the year ended December 31, 2018.

We believe there are some current and potential economic and investment negatives at the present time: (1) although worldwide economic growth has strengthened, it continues at a slower than ideal rate; (2) growth in Japan, Mexico and Russia has been weak; (3) some central banks may begin reducing some of their accommodative policies; (4) there is a widening disparity between higher and lower income levels; (5) productivity growth remains weaker than ideal; (6) Great Britain leaving the European Union (“Brexit”) continues to cause uncertainty; and (7) problems with the Middle East and North Korea.

We believe some current and potential economic and investment positives are: (1) small business  confidence and spending is strong; (2) monetary policy, financial conditions and increased fiscal stimulus including increased infrastructure spending are supportive of growth; (3) the U.S. economy has grown in the last thirty four quarters and growth should continue in 2018; (4) manufacturing and services orders are strong and industrial production reached a new high in April; (5) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (6) the labor market continues to tighten and unemployment is forecasted to be 3.9% in 2018; (7) consumer confidence and spending are strong; (8) retail sales have recently strengthened; (9) although the Federal Reserve will probably be raising interest rates near term, interest rates will still be very low by historical standards; (10) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in capital spending and in merger and acquisition activity; (11) businesses have been able to use the credit markets to strengthen their balance sheets; (12) the regulatory environment for business has been improving; (13) many companies are repurchasing their shares; (14) lower taxes will help; (15) current valuations of many stocks are reasonable taking into consideration inflation and interest rates; (16) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (17) many central banks worldwide continue with monetary stimulus to boost growth; and (18) there has not been a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 has continued in 2018. The world economy is forecasted to increase 3.6% in 2018 after increasing 3.8% in 2017 (the fastest pace since 2011), 2.7% in 2016, 2.8% in 2015, and 2.7% in 2014.

The Eurozone’s GDP is forecasted to increase 2.2% in 2018, after increasing 2.5% in 2017, 1.7% in 2016, 1.5% in 2015, and 0.9% in 2014.  The United Kingdom’s GDP is forecasted to increase 1.3% in 2018 after increasing 1.8% in 2017, 1.8% in 2016, 2.3% in 2015, and 2.8% in 2014.

Among larger industrialized economies, Canada’s GDP is forecasted to increase 1.9% in 2018 after increasing 3.0% in 2017, 1.4% in 2016, 1.9% in 2015, and 2.5% in 2014. Japan’s GDP is forecasted to increase 1.5% in 2018 after increasing 1.7% in 2017, 1.0% in 2016, 1.5% in 2015, and decreasing -0.1% in 2014.. Korea’s GDP is forecasted to increase 2.8% in 2018 after increasing 3.1% in 2017, 2.8% in 2016, 2.6% in 2015, and 3.3% in 2014.

The largest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.  China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18.5% of the world’s total population of approximately 7.5 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecasted to increase 6.5% in 2018, after increasing 6.9% in 2017, 6.7% in 2016, 6.9% in 2015, and 7.4% in 2014.

India’s population is approximately 17.9% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecasted to increase 6.7% in 2018 after increasing 7.1% in 2017, 7.9% in 2016, 7.2% in 2015, and 6.9% in 2014.

Brazil is Latin America’s largest economy. GDP is forecasted to increase 2.8% in 2018 after increasing 1.0% in 2017, decreasing -3.6% in 2016, -3.9% in 2015, and increasing 0.1% in 2014.  Russia’s GDP is forecasted to increase 2.0% in 2018, after increasing 1.5% in 2017, decreasing -0.2% in 2016, decreasing -3.7% in 2015, and increasing 0.7% in 2014.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “Blue Chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1)(2) as of March 31, 2018 (Unaudited)

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped some of the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund. The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are available on our website – Reynoldsfunds.com:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President
____________

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2017.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com and on the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of Reynolds Blue Chip Growth Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period
	3/31/18	10/1/17	3/31/18	10/1/17-3/31/18(1)
Actual Expenses(2)	1.98%	$1,000.00	$1,104.20	$10.39
Hypothetical Example for Comparison Purposes
(5% return before expenses)	1.98%	$1,000.00	$1,015.03	$ 9.95

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns of 10.42% for the six month-period ended March 31, 2018.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (cost $54,208,415)	$73,016,955
Cash	7,003
Receivable from investments sold	2,222,409
Prepaid expenses	23,535
Dividends and interest receivable	18,928
Receivable from shareholders for purchases	4,055
Other receivables	2,100
Total assets	75,294,985
LIABILITIES:
Payable for investments purchased	4,208,037
Payable to shareholders for redemptions	614,309
Payable to adviser for management fees	62,929
Payable for distribution expenses	11,754
Payable to Board of Directors	3,961
Other liabilities	99,781
Total liabilities	5,000,771
NET ASSETS	$70,294,214
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,200,505 shares outstanding	$48,900,457
Net unrealized appreciation on investments	18,808,540
Accumulated undistributed net realized gain on investments	3,070,244
Accumulated net investment loss	(485,027)
Net assets	$70,294,214
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($70,294,214 ÷ 1,200,505 shares outstanding)	$58.55

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a)
COMMON STOCKS — 96.4% (a)

Aerospace & Defense — 1.0%
The Boeing Company	1,300	$426,244
General Dynamics Corporation	200	44,180
Northrop Grumman Corporation	250	87,280
Raytheon Company	200	43,164
Teledyne Technologies, Inc.*	300	56,151
United Technologies Corporation	400	50,328
		707,347

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	800	74,968
FedEx Corporation	2,800	672,308
United Parcel Service, Inc., Class B	1,000	104,660
		851,936

Airlines — 1.5%
Alaska Air Group, Inc.	300	18,588
Allegiant Travel Company	2,200	379,610
American Airlines Group, Inc.	5,600	290,976
Delta Air Lines, Inc.	2,800	153,468
Southwest Airlines Company	4,200	240,576
		1,083,218

Auto Components — 0.2%
Autoliv, Inc.	400	58,376
Johnson Controls International plc	900	31,716

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a) (Continued)
COMMON STOCKS — 96.4% (a) (Continued)
Auto Components — 0.2% (Continued)
Visteon Corporation*	200	$22,048
		112,140
Automobiles — 2.5%
Tesla, Inc.*	6,600	1,756,458

Banks — 0.8%
Bank of America Corporation	4,600	137,954
BB&T Corporation	900	46,836
Citigroup, Inc.	700	47,250
Fifth Third Bancorp	1,400	44,450
JPMorgan Chase & Company	1,000	109,970
PNC Financial Services Group, Inc.	200	30,248
Synovus Financial Corporation	400	19,976
U.S. Bancorp	900	45,450
Wells Fargo & Company	900	47,169
		529,303

Beverages — 0.2%
The Coca-Cola Company	1,900	82,517
PepsiCo, Inc.	800	87,320
		169,837

Biotechnology — 0.9%
ACADIA Pharmaceuticals, Inc.*	1,600	35,952
Alexion Pharmaceuticals, Inc.*	1,300	144,898
Alnylam Pharmaceuticals, Inc.*	700	83,370
Amgen, Inc.	300	51,144
Geron Corporation*	1,500	6,375
Halozyme Therapeutics, Inc.*	1,200	23,508
ImmunoGen, Inc.*	6,400	67,328
Incyte Corporation*	300	24,999
PTC Therapeutics, Inc.*	4,000	108,240
Regeneron Pharmaceuticals, Inc.*	100	34,436
Vertex Pharmaceuticals, Inc.*	500	81,490
		661,740

Capital Markets — 4.5%
Affiliated Managers Group, Inc.	200	37,916
The Blackstone Group L.P.	3,400	108,630
CBOE Holdings, Inc.	700	79,870
The Charles Schwab Corporation	8,900	464,758
CME Group, Inc.	700	113,218
E*TRADE Financial Corporation*	5,400	299,214
FactSet Research Systems, Inc.	200	39,884
Financial Engines, Inc.	900	31,500
The Goldman Sachs Group, Inc.	1,300	327,418
Interactive Brokers Group, Inc., Class A	7,400	497,576
Morgan Stanley	3,800	205,048
SEI Investments Company	500	37,455
State Street Corporation	2,100	209,433
T. Rowe Price Group, Inc.	1,700	183,549
TD Ameritrade Holding Corporation	8,800	521,224
		3,156,693

Chemicals — 0.2%
Ecolab, Inc.	300	41,121
LyondellBasell Industries N.V., Class A	200	21,136
Praxair, Inc.	200	28,860
Westlake Chemical Corporation	400	44,460
		135,577

Commercial Services & Supplies — 0.6%
Copart, Inc.*	2,000	101,860
KAR Auction Services, Inc.	700	37,940
Ritchie Bros. Auctioneers, Inc.	1,000	31,470
Waste Connections, Inc.	2,400	172,176
Waste Management, Inc.	500	42,060
		385,506

Communications Equipment — 1.5%
Acacia Communications, Inc.*	400	15,384
Arista Networks, Inc.*	150	38,295
Cisco Systems, Inc.	6,300	270,207
F5 Networks, Inc.*	2,400	347,064
Motorola Solutions, Inc.	1,500	157,950
Oclaro, Inc.*	1,500	14,340
Palo Alto Networks, Inc.*	1,000	181,520
		1,024,760

Consumer Finance — 0.1%
American Express Company	1,100	102,608

Consumer Services — Diversified — 0.4%
New Oriental Education &
Technology Group, Inc. — SP-ADR	300	26,295
TAL Education Group — ADR	5,000	185,450
Weight Watchers International, Inc.*	1,500	95,580
		307,325

Electrical Equipment — 0.0%
Eaton Corporation plc	400	31,964

Electronic Equipment,
Instruments & Components — 0.5%
Cognex Corporation	4,900	254,751
Jabil, Inc.	900	25,857
Zebra Technologies Corporation, Class A*	700	97,433
		378,041

Energy Equipment & Services — 0.3%
Core Laboratories N.V.	200	21,644
Halliburton Company	1,300	61,022

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a) (Continued)
COMMON STOCKS — 96.4% (a) (Continued)

Energy Equipment & Services — 0.3% (Continued)
Rowan Companies plc, Class A*	600	$6,924
Schlumberger, Ltd.	1,500	97,170
		186,760

Financial Services — Diversified — 0.5%
Berkshire Hathaway, Inc., Class B*	1,900	379,012

Food & Staples Retailing — 2.0%
Costco Wholesale Corporation	6,900	1,300,167
Walmart, Inc.	1,400	124,558
		1,424,725

Food Products — 0.0%
The JM Smucker Company	200	24,802

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	2,200	131,824
ABIOMED, Inc.*	450	130,945
Align Technology, Inc.*	400	100,452
Baxter International, Inc.	1,100	71,544
Becton, Dickinson and Company	500	108,350
Dentsply Sirona, Inc.	100	5,031
DexCom, Inc.*	600	44,496
Edwards Lifesciences Corporation*	1,700	237,184
ICU Medical, Inc.*	350	88,340
IDEXX Laboratories, Inc.*	1,900	363,641
Intuitive Surgical, Inc.*	500	206,415
Varian Medical Systems, Inc.*	800	98,120
		1,586,342

Health Care Providers & Services — 0.5%
AmerisourceBergen Corporation	700	60,347
Anthem, Inc.	400	87,880
Cardinal Health, Inc.	500	31,340
Centene Corporation*	373	39,863
Encompass Health Corporation	600	34,302
Tenet Healthcare Corporation*	1,400	33,950
UnitedHealth Group, Inc.	200	42,800
		330,482

Health Care Technology — 0.2%
athenahealth, Inc.*	300	42,909
Veeva Systems, Inc., Class A*	1,400	102,228
		145,137

Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc.*	450	145,400
Cracker Barrel Old Country Store, Inc.	100	15,920
Darden Restaurants, Inc.	1,500	127,875
Dine Brands Global, Inc.	700	45,906
Las Vegas Sands Corporation	600	43,140
Marriott International, Inc., Class A	3,080	418,818
McDonald’s Corporation	400	62,552
Norwegian Cruise Line Holdings, Ltd.*	600	31,782
Papa John’s International, Inc.	1,100	63,030
Planet Fitness, Inc., Class A*	1,400	52,878
Red Robin Gourmet Burgers, Inc.*	600	34,800
Restaurant Brands International, Inc.	500	28,460
Royal Caribbean Cruises, Ltd.	500	58,870
Starbucks Corporation	3,400	196,826
Texas Roadhouse, Inc.	700	40,446
Wyndham Worldwide Corporation	400	45,772
Yum! Brands, Inc.	2,900	246,877
		1,659,352

Household Durables — 0.3%
Newell Brands, Inc.	1,200	30,576
SodaStream International, Ltd.*	2,200	202,026
		232,602

Household Products — 0.5%
The Clorox Company	1,000	133,110
Colgate-Palmolive Company	1,700	121,856
The Procter & Gamble Company	1,400	110,992
		365,958

Industrial Conglomerates — 0.1%
3M Company	300	65,856

Insurance — 0.3%
The Allstate Corporation	300	28,440
American Financial Group, Inc.	400	44,888
Willis Towers Watson plc	700	106,533
		179,861

Internet & Catalog Retail — 0.1%
Makemytrip, Ltd.*	1,000	34,700

Internet & Direct Marketing Retail — 18.3%
Amazon.com, Inc.*	5,950	8,611,673
Booking Holdings, Inc.*	500	1,040,195
Ctrip.com International, Ltd. — ADR*	1,700	79,254
Expedia, Inc.	805	88,880
Liberty Interactive Corporation, Class A*	4,385	110,370
Netflix, Inc.*	9,450	2,791,058
Stitch Fix, Inc.*	1,000	20,280
TripAdvisor, Inc.*	1,400	57,246
Vipshop Holdings, Ltd. — ADR*	2,700	44,874
Wayfair, Inc., Class A*	100	6,753
		12,850,583

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a) (Continued)
COMMON STOCKS — 96.4% (a) (Continued)

Internet Software & Services — 16.6%
2U, Inc.*	200	$16,806
Akamai Technologies, Inc.*	900	63,882
Alibaba Group Holding, Ltd. — SP-ADR*	13,100	2,404,374
Alphabet, Inc., Class A*	1,500	1,555,710
Alphabet, Inc., Class C*	3,500	3,611,265
Baidu, Inc. — SP-ADR*	4,900	1,093,631
Etsy, Inc.*	5,300	148,718
Facebook, Inc., Class A*	5,500	878,845
IAC/InterActiveCorp*	1,800	281,484
LogMeIn, Inc.	200	23,110
MercadoLibre, Inc.	100	35,639
Momo, Inc. — SP-ADR*	1,600	59,808
NetEase, Inc. — ADR	150	42,059
Nutanix, Inc. — Class A*	3,100	152,241
SINA Corporation*	1,600	166,832
Sohu.com, Inc.*	1,200	37,104
Stamps.com, Inc.*	500	100,525
VeriSign, Inc.*	3,100	367,536
Wix.com, Ltd.*	1,000	79,550
Yandex N.V., Class A*	1,700	67,065
Yelp, Inc.*	800	33,400
Zillow Group, Inc., Class C*	8,000	430,400
		11,649,984

IT Services — 7.3%
Accenture plc, Class A	900	138,150
Automatic Data Processing, Inc.	300	34,044
Cognizant Technology Solutions
Corporation, Class A	1,800	144,900
DXC Technology Company	2,100	211,113
Euronet Worldwide, Inc.*	400	31,568
Fiserv, Inc.*	3,000	213,930
Global Payments, Inc.	1,000	111,520
Jack Henry & Associates, Inc.	700	84,665
MasterCard, Inc., Class A	6,500	1,138,540
Paychex, Inc.	2,200	135,498
PayPal Holdings, Inc.*	7,000	531,090
Square, Inc., Class A*	4,200	206,640
Visa, Inc., Class A	17,700	2,117,274
Worldpay, Inc., Class A*	500	41,120
		5,140,052

Life Sciences Tools & Services — 0.4%
ICON plc*	300	35,442
Illumina, Inc.*	300	70,926
Thermo Fisher Scientific, Inc.	800	165,168
		271,536

Machinery — 1.5%
Caterpillar, Inc.	3,200	471,616
Deere & Company	1,000	155,320
Illinois Tool Works, Inc.	200	31,332
Ingersoll-Rand plc	1,200	102,612
The Middleby Corporation*	300	37,137
PACCAR, Inc.	1,300	86,021
Stanley Black & Decker, Inc.	200	30,640
The Toro Company	1,800	112,410
		1,027,088

Media — 0.4%
Discovery Communications, Inc., Class C*	1,600	31,232
Live Nation Entertainment, Inc.*	1,100	46,354
Sirius XM Holdings, Inc.	24,500	152,880
The Walt Disney Company	500	50,220
		280,686

Metals & Mining — 0.1%
Century Aluminum Company*	600	9,924
Teck Resources, Ltd., Class B	1,000	25,760
Vale SA — SP-ADR	2,400	30,528
		66,212

Multiline Retail — 0.9%
Burlington Stores, Inc.*	1,000	133,150
Dillard’s, Inc., Class A	700	56,238
Dollar General Corporation	900	84,195
Dollar Tree, Inc.*	2,900	275,210
Nordstrom, Inc.	1,400	67,774
		616,567

Multi-Utilities — 0.0%
SCANA Corporation	100	3,755

Oil, Gas & Consumable Fuels — 0.2%
Anadarko Petroleum Corporation	1,500	90,615
Apache Corporation	1,000	38,480
Hess Corporation	600	30,372
		159,467

Personal Products — 0.4%
The Estee Lauder Companies, Inc., Class A	1,900	284,468

Pharmaceuticals — 0.7%
Bristol-Myers Squibb Company	800	50,600
Eli Lilly and Company	700	54,159
GW Pharmaceuticals plc — ADR*	300	33,801
Jazz Pharmaceuticals plc*	300	45,297
Johnson & Johnson	500	64,075
Merck & Company, Inc.	900	49,023
Pfizer, Inc.	2,300	81,627
Shire plc — ADR	800	119,512
		498,094

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a) (Continued)
COMMON STOCKS — 96.4% (a) (Continued)

Professional Services — 0.2%
51job, Inc. — ADR*	400	$34,416
Verisk Analytics, Inc.*	900	93,600
		128,016

REITs — 0.3%
American Tower Corporation	800	116,272
Equinix, Inc.	100	41,814
Taubman Centers, Inc.	700	39,837
		197,923

Road & Rail — 0.5%
J.B. Hunt Transportation Services, Inc.	600	70,290
Norfolk Southern Corporation	400	54,312
Old Dominion Freight Line, Inc.	500	73,485
Union Pacific Corporation	900	120,987
		319,074

Semiconductors & Semiconductor
Equipment — 4.4%
Advanced Micro Devices, Inc.*	2,800	28,140
Ambarella, Inc.*	1,000	48,990
Analog Devices, Inc.	557	50,759
Applied Materials, Inc.	2,800	155,708
Broadcom, Ltd.	200	47,130
Cypress Semiconductor Corporation	1,400	23,744
First Solar, Inc.*	600	42,588
Integrated Device Technology, Inc.*	1,200	36,672
Intel Corporation	4,300	223,944
KLA-Tencor Corporation	300	32,703
Lam Research Corporation	300	60,948
Microchip Technology, Inc.	1,900	173,584
Micron Technology, Inc.*	2,200	114,708
Monolithic Power Systems, Inc.	700	81,039
NVIDIA Corporation	6,400	1,482,176
ON Semiconductor Corporation*	1,600	39,136
Qorvo, Inc.*	400	28,180
Semtech Corporation*	800	31,240
Skyworks Solutions, Inc.	800	80,208
Synaptics, Inc.*	600	27,438
Taiwan Semiconductor Manufacturing
Company, Ltd. — SP-ADR	1,800	78,768
Texas Instruments, Inc.	1,100	114,279
Xilinx, Inc.	1,700	122,808
		3,124,890

Software — 12.3%
Adobe Systems, Inc.*	5,500	1,188,440
Altair Engineering, Inc., Class A*	1,600	50,176
Aspen Technology, Inc.*	600	47,334
Autodesk, Inc.*	700	87,906
Check Point Software Technologies, Ltd.*	200	19,868
Citrix Systems, Inc.*	500	46,400
CommVault Systems, Inc.*	800	45,760
Fair Isaac Corporation*	500	84,685
FireEye, Inc.*	1,600	27,088
Fortinet, Inc.*	7,000	375,060
Microsoft Corporation	9,300	848,811
Paycom Software, Inc.*	3,700	397,343
Paylocity Holding Corporation*	1,200	61,476
Pegasystems, Inc.	300	18,195
Progress Software Corporation	900	34,605
Proofpoint, Inc.*	1,100	125,015
Qualys, Inc.*	2,700	196,425
Red Hat, Inc.*	5,300	792,403
Salesforce.com, Inc.*	18,600	2,163,180
Splunk, Inc.*	1,100	108,229
Synopsys, Inc.*	100	8,324
The Ultimate Software Group, Inc.*	100	24,370
VMware, Inc., Class A*	13,100	1,588,637
Workday, Inc., Class A*	2,500	317,775
		8,657,505

Specialty Retail — 1.9%
Abercrombie & Fitch Company, Class A	1,500	36,315
Advance Auto Parts, Inc.	300	35,565
AutoZone, Inc.*	200	129,738
Best Buy Company, Inc.	5,100	356,949
Five Below, Inc.*	600	44,004
The Home Depot, Inc.	700	124,768
Lowe’s Companies, Inc.	500	43,875
Ross Stores, Inc.	3,500	272,930
The TJX Companies, Inc.	1,400	114,184
Ulta Beauty, Inc.*	200	40,854
Urban Outfitters, Inc.*	1,400	51,744
Williams-Sonoma, Inc.	1,100	58,036
Zumiez, Inc.*	1,100	26,290
		1,335,252

Technology Hardware,
Storage & Peripherals — 3.5%
Apple, Inc.	11,600	1,946,248
BlackBerry, Ltd.*	1,800	20,700
NetApp, Inc.	3,500	215,915
Seagate Technology plc	2,200	128,744
Western Digital Corporation	1,900	175,313
		2,486,920

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 96.6% (a) (Continued)
COMMON STOCKS — 96.4% (a) (Continued)

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc.*	3,000	$48,750
Deckers Outdoor Corporation*	900	81,027
NIKE, Inc., Class B	900	59,796
Ralph Lauren Corporation	700	78,260
		267,833

Thrifts & Mortgage Finance — 0.2%
LendingTree, Inc.*	500	164,075

Trading Companies & Distributors — 0.3%
Fastenal Company	2,100	114,639
United Rentals, Inc.*	700	120,911
		235,550
TOTAL COMMON STOCKS
(cost $48,964,767)		67,775,572

CLOSED-END FUNDS — 0.2% (a)
Altaba, Inc.*	1400	103,656
TOTAL CLOSED-END FUNDS
(cost $105,921)		103,656

SHORT-TERM INVESTMENTS — 7.30% (a)
MONEY MARKET FUNDS — 7.3%
Fidelity Institutional Government
Portfolio, Institutional
Share Class, 1.490%^	5,137,727	5,137,727
TOTAL MONEY MARKET FUNDS
(cost $5,137,727)		5,137,727
TOTAL INVESTMENTS — 103.9%
(cost $54,208,415)		73,016,955
Liabilities in excess of other assets — (3.9)% (a)		(2,722,741)
TOTAL NET ASSETS — 100.0%		$70,294,214

*	Non-income producing security.
^	Rate shown in the 7-day effective yield March 31, 2018.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
N.V. – Dutch Public Limited Liability Company
plc – Public Limited Company
REITs – Real Estate Investment Trusts
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $686)	$231,168
Interest	8,873
Total investment income	240,041

EXPENSES:
Management fees	361,220
Distribution fees	50,480
Transfer agent fees	49,270
Custodian fees	45,490
Administrative services	40,779
Professional fees	27,596
Insurance expense	27,369
Shareholder servicing fees	27,026
Accounting services	26,241
Registration fees	14,565
Board of Directors fees	13,961
Chief Compliance Officer fees	12,715
Printing and postage expense	9,192
Other expenses	9,621
Total expenses	715,525
NET INVESTMENT LOSS	(475,484)
NET REALIZED GAIN ON INVESTMENTS	4,994,603
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	2,594,977
NET GAIN ON INVESTMENTS	7,589,580
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,114,096

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2018 (Unaudited) and For the Year Ended September 30, 2017

	2018	2017
OPERATIONS:
Net investment loss	$(475,484)	$(624,708)
Net realized gain on investments	4,994,603	8,162,852
Net change in unrealized appreciation on investments	2,594,977	3,194,285
Net increase in net assets resulting from operations	7,114,096	10,732,429
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($4.59816 per share and $4.42741 per share, respectively)	(5,374,980)	(6,090,037)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (34,217 and 46,615 shares, respectively)	2,052,022	2,494,317
Net asset value of shares issued in distributions reinvested (92,258 and 119,480 shares, respectively)	5,236,557	5,884,416
Cost of shares redeemed (138,216 and 453,557 shares, respectively)	(8,227,751)	(23,988,143)
Net decrease in net assets derived from Fund share activities	(939,172)	(15,609,410)
TOTAL INCREASE (DECREASE) IN NET ASSETS	799,944	(10,967,018)
NET ASSETS AT THE BEGINNING OF THE PERIOD	69,494,270	80,461,288
NET ASSETS AT THE END OF THE PERIOD
(Includes accumulated net investment income of $(485,027) and $(9,543), respectively)	$70,294,214	$69,494,270

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six
	Months Ended		Year Ended September 30,
	March 31, 2018		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$57.33		$53.65	$56.84	$75.86	$71.45	$58.97
Income from investment operations:
Net investment loss(1)	(0.39)		(0.46)	(0.49)	(0.49)	(0.49)	(0.14)
Net realized and unrealized gains on investments	6.21		8.57	0.94	0.40	8.28	13.25
Total from investment operations	5.82		8.11	0.45	(0.09)	7.79	13.11
Less distributions:
Distributions from net capital gains	(4.60)		(4.43)	(3.64)	(18.93)	(3.38)	(0.63)
Total from distributions	(4.60)		(4.43)	(3.64)	(18.93)	(3.38)	(0.63)
Net asset value, end of period	$58.55		$57.33	$53.65	$56.84	$75.86	$71.45
TOTAL RETURN	10.42	%(2)	16.44%	0.48%	(1.00%)	11.01%	22.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$70,294		$69,494	$80,461	$114,340	$162,930	$205,879
Ratio of expenses to average net assets	1.98	%(3)	1.97%	1.86%	1.71%	1.59%	1.58%
Ratio of net investment loss to average net assets	(1.32	%)(3)	(0.87%)	(0.90%)	(0.77%)	(0.65%)	(0.21%)
Portfolio turnover rate	236	%(2)	343%	491%	272%	102%	133%

(1)	Amount calculated based on average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ (including closed-end funds) under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the Nasdaq

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2018, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stocks*	$67,775,572
Closed-End Funds	103,656
Money Market Funds	5,137,727
Total Level 1	73,016,955
Level 2—None	—
Level 3—None	—
Total	$73,016,955

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the six months ended March 31, 2018, there were no transfers between levels. The Fund did not invest in any Level 3 securities during the period.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of net operating losses and equalization. For the year ended September 30, 2017, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$1,324,958	$(1,999,106)	$674,148

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2017. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2018, open Federal tax years include the tax years ended September 30, 2014 through 2017. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2018, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Advisory Agreement and Transactions With Related Parties —

The Fund has an advisory agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2018.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(2)	Investment Advisory Agreement and Transactions With Related Parties — (Continued)

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the six months ended March 31, 2018, purchases and proceeds of sales of investment securities (excluding short-term securities) were $166,962,148 and $173,404,911, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2017:

Tax cost of investments	$52,814,444
Gross tax unrealized appreciation	$16,567,777
Gross tax unrealized depreciation	(1,795,793)
Net unrealized appreciation	$14,771,984
Distributable ordinary income	$1,755,350
Distributable long term capital gains	3,467,238
Total distributable earnings	$5,222,588
Other accumulated losses	$(339,931)
Total accumulated gain	$19,654,641

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the six months ended March 31, 2018 and the year ended September 30, 2017:

Six Months Ended March 31, 2018		Year Ended September 30, 2017
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$1,755,353	$3,619,627	$—	$6,090,037

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

(5)	Income Tax Information — (Continued)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

As of September 30, 2017, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund did not have a late year ordinary loss as of September 30, 2017.

(6)	Subsequent Events —

Management has evaluated events and transactions after March 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT
(Unaudited)

On November 29, 2017, the Board of Directors of Reynolds Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreement for the Reynolds Fund Blue Chip Growth Fund (the “Fund”) with the investment adviser, Reynolds Capital Management, LLC (the “Adviser”).  As part of the process of approving the continuation of the advisory agreement, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreement and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Fund (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreement; detailed comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreement.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Director, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.  The Directors recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

•	A comparison of the fees and expenses of the Fund to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors concluded that the Adviser is sufficiently staffed to meet the investment objectives of the Fund.  They based this conclusion on their assessment of the background and experience of Mr. Reynolds, and expertise of, and the amount of attention given to the Fund by, Mr. Reynolds.  The Directors believe that Mr. Reynolds is well qualified and has sufficient resources to act as the portfolio manager to the Fund.

In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and determined that they are pleased with the quality of these service providers.  As a result, they believe that the Adviser has provided good oversight of the service providers to the Fund, and has ensured that the Fund is provided with high quality services.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Overall, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, based on the factors discussed above, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors concluded that the Fund’s fee structure and expenses are comparable to the Morningstar categories, and are reasonable.  In assessing the reasonableness of the fee structure and expenses, the Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund, and determined when taking into account these variables that the fee structure and expenses of the Fund are reasonable in comparison to the Morningstar categories.  The Directors also ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the material reviewed at the meeting, and believe that such mutual funds are comparable and appropriate to include in the comparison.

Comparison of Fee Structures of Other Accounts

The Directors concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than the services performed by the Adviser for separate accounts, and that the services performed by the Adviser for the Fund present a higher level of compliance risk to the Adviser.  They based this conclusion on the following factors, among others:

•	The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed on the Fund by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance risk.

Based on these distinctions between the Fund and separate accounts, the Directors believe that any differential in advisory fees between the Fund and the separate accounts is reasonable, and concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

The Directors noted that the Adviser absorbs fees for the Fund that are not applicable to separate accounts, increasing the cost to the Adviser to service the Fund.  Specifically, the Adviser absorbs a portion of the fees paid by the Fund for services performed by mutual fund platforms on which the Fund is available, and through which a majority of the Fund’s assets under management are held.  So, the Directors concluded that the payment of the intermediary service fees by the Adviser further justifies any differential in advisory fees between the Fund and the separate account.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the service fees paid to mutual fund platforms generally increase as the Fund’s assets grow.  The Directors concluded that given the size of the Fund that economies of scale are not currently being recognized and that investment advisory fee breakpoints are not warranted at this time.

Costs and Profitability

The Directors discussed the Adviser’s profitability, as presented by Mr. Reynolds, and the impact of the payment of service fees to the mutual fund platforms on the profitability, concluding that such fees significantly reduce the Adviser profitability, but the payment of the fees benefits the Fund and its shareholders.  They also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Performance

Mr. Reynolds discussed the performance of the Fund for different time periods compared both to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Adviser manages the Fund in a manner that is materially consistent with its stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been good and had confidence in the management of the Fund.

Fall-Out Benefits

The Directors then considered other benefits to the Adviser from serving as adviser to the Fund (in addition to the advisory fee).  The Directors noted that the Adviser may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the material presented at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

Reynolds Blue Chip Growth Fund
QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 0% of dividends declared and paid during the year ended September 30, 2017 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0% of dividends declared and paid during the year ended September 30, 2017 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

AVAILABILITY OF PROXY VOTING INFORMATION/QUARTERLY PORTFOLIO SCHEDULE
(Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
7652 Las Vegas Boulevard S. #1
Las Vegas, Nevada 89123

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*                    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date     June 5, 2018

* Print the name and title of each signing officer under his or her signature.